UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22041

THE 787 FUND, INC.

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas New York, New York 10104
(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: November 1, 2006 - October 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The 787 Fund, Inc.

2007 Certified

Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

THE 787 FUND, INC.

ANNUAL REPORT

October 31, 2007

Table of Contents

• Performance Results and Commentary (Unaudited)

Notes on Performance	2

AXA Enterprise Mergers and Acquisitions Fund	3

• Portfolio of Investments	5

• Financial Statements	9

• Notes to Financial Statements	14

• Report of Independent Registered Public Accounting Firm	23

• Approvals of Investment Management Agreement (Unaudited)	24

• Federal Income Tax Information (Unaudited)	29

• Management of the Corporation (Unaudited)	30

• Proxy Voting and Quarterly Portfolio Holdings Information (Unaudited)	32

NOTES ON PERFORMANCE

Total Returns

Performance of the AXA Enterprise Mergers and Acquisition Fund shown on the following pages compares the fund’s performance to that of a broad-based securities index. Performance information is as of the date shown and represents past performance and is not indicative of future results. Investment return and principal value of an investment in the fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that shares may be worth more or less at redemption or withdrawal than at original purchase. Market volatility and interest rate changes, among other factors, can significantly affect the fund’s short-term returns.

Fund performance reflects the deduction of management fees and other fund expenses. All results include reinvested dividends and capital gains distributions. Standardized returns also reflect the deduction of maximum sales charges that apply to each class of shares and that were in effect during the reporting period.

For the AXA Enterprise Mergers and Acquisition Fund, the maximum front-end sales charge for Class A shares in effect during the reporting period was 4.75% of offering price. Class B shares were subject to a maximum contingent deferred sales charge equal to 5% in year one, 4% in year two, 4% in year three, 3% in year four, 2% in year five and 1% in year six. Class C shares were subject to a 1% contingent deferred sales charge if redeemed within 12 months of purchase. Class Y shares are sold at net asset value and do not have a front-end sales charge or a deferred sales charge.

Growth of $10,000 Investment

The Growth of $10,000 Investment Charts shown for the fund illustrates the total value of an assumed investment in Class A shares of the fund of The 787 Fund, Inc. The periods illustrated are for a 10 year period (or since inception) through October 31, 2007. These results assume reinvestment of dividends and capital gains. The returns for the fund’s Class A (which are shown in the chart), Class B and Class C shares are lower than the Class Y shares because these other shares have higher total expenses. In addition, unlike Class A, Class B and Class C shares, Class Y shares do not have any sales charges. Results should not be considered representative of future gains or losses.

The Benchmark

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparison with this benchmark, therefore, is of limited use. It is included because it is widely known and may help you to understand the universe of securities from which the Fund is likely to select its holdings.

Standard & Poor’s 500 Index

This index contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

FUND ADVISER

•	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/07 Without Sales Charges

	1 Year	5 Years	Since Incept.*
Class A Shares	10.52%	10.23%	7.04%
Class B Shares	9.96	9.62	6.45
Class C Shares	9.96	9.64	6.46
Class Y Shares	11.01	10.74	7.53
S&P 500 Index	14.55	13.87	5.19

*	Date of inception 2/28/01.

Returns for periods greater than one year are annualized

Annualized Total Returns as of 10/31/07 With Sales Charges

	1 Year	5 Years	Since Incept.*
Class A Shares	5.24%	9.16	6.26%
Class B Shares	4.96	9.34	6.45
Class C Shares	8.96	9.64	6.46
S&P 500 Index	14.55	13.87	5.19

*	Date of inception 2/28/01.

Returns for periods greater than one year are annualized

Annualized Total Returns as of 9/30/07 With Sales Charges

	1 Year	5 Years	Since Incept.*
Class A Shares	6.67%	9.30%	6.18%
Class B Shares	6.36	9.49	6.37
Class C Shares	10.27	9.75	6.37
S&P 500 Index	16.43	15.44	5.01

*	Date of inception 2/28/01.

Returns for periods greater than one year are annualized

Past performance is not indicative of future results. Performance information shown above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see “Notes on Performance.”

Performance information is as of the date shown. Most recent month-end performance results are available on-line at www.axaenterprise.com.

PERFORMANCE SUMMARY

The Fund’s Class A shares returned 10.52% for the year ended October 31, 2007. The Fund’s benchmark, the S&P 500 Index, returned 14.55% over the same period.

Fund Highlights

Fiscal Year Ended October 31, 2007

What helped performance over the year

•	Approximately two-thirds of the Fund invested in announced deals. A focus on corporate deals with less need for outside financing served the Fund well during the period.

•

Approximately one-third of the Fund focused on potential deals which performed well versus the overall market. A higher weighting in industrial names helped performance, and a significantly lower weighting in financial stocks also aided performance.

•

For the period, the Fund had roughly 100 deals successfully completed. Hilton Hotels, a long time holding of the Fund, was acquired for $47.50 cash per share by Blackstone. Among the Fund’s best performers were Navistar, Discovery Holdings, Flowserve, Kaman Corp. and U.S. Cellular.

What hurt performance over the year

•	Overweight positions relative to the Fund’s benchmark in the Energy and Information Technology sectors hindered the Fund’s performance during the period.

•

On an individual stock basis relative to the benchmark, not holding Apple, Inc. (Information Technology sector) and Exxon Mobil Corp. (Energy sector) was detrimental to performance. Owning Cablevision Systems Corp. ( Consumer Discretionary sector) was also detrimental to performance.

Advisor Summary

Through the first half of 2007, merger volume outpaced all prior periods. Private equity, fueled by the easy availability of credit, continued to play a major role in the merger boom. From January 1 through July, private equity deals totaled $860 billion and nearly one-third of all deal volume. There were also more cross-border deals, which accounted for nearly half of all merger volume. The strong showing in volume and dollar total of deals occurred despite the backdrop of a roller coaster U.S. equity market. At the beginning of the period, worries over Asian markets, growing delinquencies in the U.S. subprime mortgage market, and anxiety over slower economic growth all contributed to market volatility.

By the end of the period, the world had changed dramatically. These concerns dominated the market, and investors were forced to reevaluate their appetite for risk and leverage. Spreads on deals widened in general as a result of subprime woes, particularly in leveraged buyouts. The impact of the credit crunch on private equity was evidenced by the disappearance of new LBO announcements and the difficult conditions for financing previously announced buyouts.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

Sector Weightings as of 10/31/07	% of Net Assets
Consumer Discretionary	19.4%
Health Care	14.2
Telecommunication Services	11.7
Industrials	9.6
Materials	8.5
Consumer Staples	7.6
Utilities	5.8
Financials	5.6
Information Technology	4.0
Energy	0.5
Cash and Other	13.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class A, Class B and Class C shares of the Corporation), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During Period* 5/1/07 - 10/31/07
Class A
Actual	$1,000.00	$1,028.90	$8.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.59	8.69
Class B
Actual	1,000.00	1,025.70	11.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.81	11.47
Class C
Actual	1,000.00	1,026.50	11.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.81	11.47
Class Y
Actual	1,000.00	1,030.60	6.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.85	6.41

*	Expenses are equal to the Fund’s Class A, Class B, Class C and Class Y shares annualized expense ratios of 1.71%, 2.26%, 2.26% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

PORTFOLIO OF INVESTMENTS

October 31, 2007

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (19.4%)
Auto Components (0.3%)
Beru AG	16,000	$1,680,199
Dana Corp.*	45,000	6,750
Modine Manufacturing Co.	30,500	709,430
Tenneco, Inc.*	2,000	61,220

		2,457,599

Automobiles (0.4%)
General Motors Corp.	80,000	3,135,200

Diversified Consumer Services (0.1%)
Career Education Corp.*	10,000	357,400

Hotels, Restaurants & Leisure (4.9%)
Boyd Gaming Corp.	58,000	2,425,560
CBRL Group, Inc.	5,000	199,500
Churchill Downs, Inc.	42,000	2,135,700
Dover Motorsports, Inc.	100,000	644,000
Gaylord Entertainment Co.*	20,000	1,089,600
Harrah’s Entertainment, Inc.	200,000	17,650,000
Ladbrokes plc.	275,500	2,367,086
Station Casinos, Inc.	100,000	8,980,000

		35,491,446

Household Durables (0.9%)
Fedders Corp.*	60,000	2,400
Fortune Brands, Inc.	12,000	1,005,240
Harman International Industries, Inc.	55,000	4,631,000
Nobility Homes, Inc.	5,000	95,650
Skyline Corp.	20,000	708,800

		6,443,090

Internet & Catalog Retail (0.0%)
IAC/InterActiveCorp.*	5,000	147,300

Leisure Equipment & Products (0.0%)
Fairchild Corp., Class A*	70,000	167,300

Media (12.3%)
Acme Communications, Inc.	66,000	252,780
Cablevision Systems Corp. - New York Group, Class A*	550,000	16,131,500
CBS Corp., Class A	80,000	2,299,200
Clear Channel Communications, Inc.	450,000	16,996,500
Clear Channel Outdoor Holdings, Inc., Class A*	40,000	1,016,800
Crown Media Holdings, Inc., Class A*	120,000	945,600
Discovery Holding Co., Class A*	40,000	1,140,400
Dow Jones & Co., Inc.	320,300	19,157,143
E.W. Scripps Co., Class A	6,000	270,060
Emmis Communications Corp. Class A	80,000	415,200
Fisher Communications, Inc.*	66,000	3,185,820
Gemstar-TV Guide International, Inc.*	200,000	1,378,000
Granite Broadcasting Corp.*	254	7,620
Gray Television, Inc.	40,000	378,400
Interactive Data Corp.	5,000	160,700
Interep National Radio Sales, Inc., Class A*	20,000	3,400
Liberty Global, Inc., Class A*	1	39
Liberty Global, Inc., Class C*	1	37
Liberty Media Corp., Capital Series, Class A*	35,000	4,374,300
Lin TV Corp., Class A*	600,000	8,742,000
McClatchy Co., Class A	52,000	862,680
Media General, Inc., Class A	45,000	1,259,100
PagesJaunes Groupe S.A.	100,000	2,211,694
PRIMEDIA, Inc.	30,000	273,300
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SGPS S.A.	96,837	1,318,333
Salem Communications Corp., Class A	87,000	696,000
Shaw Communications, Inc., Class B	30,000	837,600
Sinclair Broadcast Group, Inc., Class A	80,000	963,200
Tribune Co.	90,000	2,723,400
Triple Crown Media, Inc.*	10,000	55,400
Vivendi S.A.	30,000	1,354,456
Warner Music Group Corp.	5,000	50,900
Young Broadcasting, Inc., Class A*	150,000	351,000

		89,812,562

Multiline Retail (0.0%)
Saks, Inc.	3,000	63,480

Specialty Retail (0.5%)
CSK Auto Corp.*	100,000	1,140,000
Midas, Inc.*	90,000	1,437,300
Pier 1 Imports, Inc.*	55,000	279,950
Sally Beauty Holdings, Inc.*	110,000	1,017,500

		3,874,750

Total Consumer Discretionary		141,950,127

Consumer Staples (7.6%)
Beverages (0.3%)
Pernod-Ricard S.A.	9,600	2,221,850

Food & Staples Retailing (0.6%)
BJ’s Wholesale Club, Inc.*	1,000	35,880
Pathmark Stores, Inc.*	190,000	2,489,000
Spartan Stores, Inc.	8,000	177,840
SUPERVALU, Inc.	25,000	968,750
Village Super Market, Inc., Class A	16,000	873,440

		4,544,910

Food Products (5.4%)
Cadbury Schweppes plc (ADR)	320,000	17,036,800
Campbell Soup Co.	30,000	1,109,400
Flowers Foods, Inc.	9,000	197,460
Griffin Land & Nurseries, Inc.*	38,075	1,400,399
Groupe Danone (ADR)	156,600	2,681,133
H.J. Heinz Co.	65,000	3,040,700
Royal Numico N.V.†	60,000	4,742,842
Sara Lee Corp.	470,000	7,773,800
Tootsie Roll Industries, Inc.	51,500	1,327,155

		39,309,689

Personal Products (0.4%)
Alberto-Culver Co.	110,000	2,858,900

Tobacco (0.9%)
Altadis S.A.	95,000	6,782,393

Total Consumer Staples		55,717,742

Energy (0.5%)
Energy Equipment & Services (0.2%)
Rowan Cos., Inc.	20,000	779,600
RPC, Inc.	52,500	586,950

		1,366,550

Oil, Gas & Consumable Fuels (0.3%)
Anadarko Petroleum Corp.	25,000	1,475,500
Devon Energy Corp.	5,000	467,000

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2007

	Number of Shares	Value (Note 1)
James River Coal Co. *	55,000	$374,550

		2,317,050

Total Energy		3,683,600

Financials (5.6%)
Capital Markets (1.0%)
Bank of New York Mellon Corp	10,000	488,500
BKF Capital Group, Inc.*	70,000	162,400
Deutsche Bank AG (Registered)	9,000	1,203,840
SWS Group, Inc.	300,000	5,697,000

		7,551,740

Commercial Banks (1.5%)
Banco Bilbao Vizcaya Argentaria S.A. (ADR)	51,000	1,287,240
Commerce Bancorp, Inc./ New Jersey	50,000	2,037,500
PNC Financial Services Group, Inc.	40,000	2,886,400
Wachovia Corp.	100,000	4,573,000

		10,784,140

Consumer Finance (0.8%)
American Express Co.	20,000	1,219,000
SLM Corp.	92,000	4,338,720

		5,557,720

Diversified Financial Services (0.7%)
Citigroup, Inc.	122,000	5,111,800

Insurance (0.5%)
Argo Group International Holdings Ltd.*	4,000	170,440
CNA Surety Corp.*	100,000	1,979,000
Midland Co.	20,000	1,272,400

		3,421,840

Real Estate Investment Trusts (REITs) (0.1%)
Kimco Realty Corp. (REIT)	13,000	539,760

Thrifts & Mortgage Finance (1.0%)
Flushing Financial Corp.	63,000	1,071,000
New York Community Bancorp, Inc.	50,000	930,500
NewAlliance Bancshares, Inc.	94,000	1,315,060
Sovereign Bancorp, Inc.	300,000	4,329,000

		7,645,560

Total Financials		40,612,560

Health Care (14.2%)
Health Care Equipment & Supplies (10.6%)
Advanced Medical Optics, Inc.*	70,000	1,921,500
CONMED Corp.*	50,000	1,422,000
Dade Behring Holdings, Inc.	300,000	23,079,000
Exactech, Inc.*	70,000	1,279,600
Hologic, Inc.*	520	35,324
ICU Medical, Inc.*	16,000	641,600
Inverness Medical Innovations, Inc.*	2,182	131,116
Kensey Nash Corp.*	25,000	684,000
Kyphon, Inc.*	300,000	21,264,000
Lifecore Biomedical, Inc.*	200,000	2,606,000
Orthofix International N.V.*	4,000	215,600
Osteotech, Inc.*	13,000	90,480
PolyMedica Corp.	400,000	21,184,000
Regeneration Technologies, Inc.*	105,000	1,114,050
St. Jude Medical, Inc.*	45,000	1,832,850
Thoratec Corp.*	4,000	79,880
Young Innovations, Inc.	2,000	50,020

		77,631,020

Health Care Providers & Services (2.6%)
Chemed Corp.	2,500	143,300
Manor Care, Inc.	30,000	1,997,400
Sierra Health Services, Inc.*	400,000	16,920,000

		19,060,700

Health Care Technology (0.2%)
AMICAS, Inc.*	130,000	345,800
IMS Health, Inc.	50,000	1,260,500

		1,606,300

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	500	48,290
Ventana Medical Systems, Inc.*	12,000	1,056,000

		1,104,290

Pharmaceuticals (0.7%)
Allergan, Inc.	34,036	2,300,153
Alpharma, Inc., Class A	50,000	1,031,000
Aspreva Pharmaceuticals Corp.	5,000	127,400
Bradley Pharmaceuticals, Inc.*	2,000	39,340
Bristol-Myers Squibb Co.	20,000	599,800
Taro Pharmaceuticals Industries Ltd.*	5,000	36,750
UCB S.A.	10,000	587,212
Wyeth	5,000	243,150

		4,964,805

Total Health Care		104,367,115

Industrials (9.6%)
Aerospace & Defense (1.1%)
Herley Industries, Inc.*	275,000	4,204,750
Honeywell International, Inc.	20,000	1,208,200
Safran S.A	5,760	146,502
United Industrial Corp.	35,100	2,836,782

		8,396,234

Building Products (0.3%)
Goodman Global, Inc.*	10,000	246,500
Griffon Corp.*	130,000	2,005,900

		2,252,400

Commercial Services & Supplies (0.7%)
First Consulting Group, Inc.*	10,000	126,900
R.R. Donnelley & Sons Co.	20,000	805,800
Republic Services, Inc.	55,000	1,880,450
Rollins, Inc.	4,000	121,480
School Specialty, Inc.*	10,000	337,500
Waste Management, Inc.	60,000	2,183,400

		5,455,530

Electrical Equipment (1.4%)
Belden, Inc.	34,000	1,981,180
Lamson & Sessions Co.*	200,000	5,448,000
REpower Systems AG* (Registered)	2,200	433,988
SL Industries, Inc.*	70,000	1,624,000
Thomas & Betts Corp.*	10,000	560,100

		10,047,268

Industrial Conglomerates (2.2%)
Sequa Corp., Class A*	62,000	10,776,840
Sequa Corp., Class B*	7,000	1,212,750
Tyco International Ltd.	100,000	4,117,000

		16,106,590

Machinery (2.9%)
Ampco-Pittsburgh Corp.	7,000	280,560
Baldwin Technology Co., Class A*	70,000	364,000
CIRCOR International, Inc.	60,000	3,013,800
Crane Co.	40,000	1,897,600
Flowserve Corp.	33,000	2,605,680
ITT Corp.	65,000	4,349,800
Lindsay Co.	500	24,600
Navistar International Corp.*	80,000	5,040,000
Tennant Co.	65,000	3,065,400

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2007

	Number of Shares	Value (Note 1)
Watts Water Technologies, Inc., Class A	10,000	$284,300

		20,925,740

Trading Companies & Distributors (1.0%)
GATX Corp.	90,000	3,687,300
Kaman Corp.	100,000	3,771,000
United Rentals, Inc.*	1,000	34,190

		7,492,490

Total Industrials		70,676,252

Information Technology (4.0%)
Communications Equipment (0.1%)
Andrew Corp.*	70,000	1,026,200

Computers & Peripherals (0.3%)
Intermec, Inc.*	80,000	2,033,600

Electronic Equipment & Instruments (2.8%)
Excel Technology, Inc.*	110,000	3,095,400
Park Electrochemical Corp.	20,000	626,400
Tektronix, Inc.	350,000	13,247,500
Tyco Electronics Ltd.	100,000	3,567,000

		20,536,300

Internet Software & Services (0.0%)
Jupitermedia Corp.*	9,000	47,790

IT Services (0.2%)
Affiliated Computer Services, Inc., Class A*	1,000	50,660
Ceridian Corp.*	20,000	718,800
CheckFree Corp.*	15,000	712,950

		1,482,410

Semiconductors & Semiconductor Equipment (0.0%)
MoSys, Inc.*	60,000	376,800

Software (0.6%)
BEA Systems, Inc.*	100,000	1,690,000
Borland Software Corp.*	155,000	678,900
FalconStor Software, Inc.*	35,000	491,050
GSE Systems, Inc.*	2,830	26,828
NAVTEQ Corp.*	15,600	1,204,320

		4,091,098

Total Information Technology		29,594,198

Materials (8.5%)
Chemicals (3.7%)
Ashland, Inc.	8,000	469,760
Ferro Corp.	100,000	2,072,000
Hercules, Inc.	80,000	1,504,800
Imperial Chemical Industries plc.	1,000,000	13,709,658
Lyondell Chemical Co.	5,000	237,250
Sensient Technologies Corp.	300,000	8,967,000

		26,960,468

Construction Materials (0.9%)
Florida Rock Industries, Inc.	100,000	6,293,000

Containers & Packaging (2.2%)
Greif, Inc., Class A	33,000	2,098,800
Greif, Inc., Class B	6,000	349,920
Myers Industries, Inc.	650,000	13,773,500

		16,222,220

Metals & Mining (1.7%)
Alcoa, Inc.	180,000	7,126,200
Barrick Gold Corp.	110,000	4,854,300
Eramet	1,000	448,022
Gold Fields Ltd. (ADR)	25,000	451,750

		12,880,272

Total Materials		62,355,960

Telecommunication Services (11.7%)
Diversified Telecommunication Services (1.6%)
Asia Satellite Telecommunications Holdings Ltd. (ADR)	42,000	$835,800
Cincinnati Bell, Inc.*	450,000	2,439,000
D&E Communications, Inc.	40,000	597,600
Portugal Telecom SGPS S.A. (Registered)	550,000	7,387,023

		11,259,423

Wireless Telecommunication Services (10.1%)
ALLTEL Corp.	200,000	14,230,000
Centennial Communications Corp.*	30,000	307,200
Crown Castle International Corp.*	12,000	492,840
Dobson Communications Corp., Class A*	2,000,000	25,880,000
Millicom International Cellular S.A.*	20,000	2,349,600
Rogers Communications, Inc., Class B	10,000	509,600
Rural Cellular Corp., Class A*	346,600	15,378,642
Sprint Nextel Corp.	300,000	5,130,000
U.S. Cellular Corp.*	105,000	9,885,750

		74,163,632

Total Telecommunication Services		85,423,055

Utilities (5.8%)
Electric Utilities (1.2%)
DPL, Inc.	60,000	1,742,400
Endesa S.A.	84,000	4,377,412
Endesa S.A. (ADR)	10,000	517,600
Northeast Utilities	45,000	1,387,350
Westar Energy, Inc.	30,000	798,600

		8,823,362

Gas Utilities (0.8%)
Laclede Group, Inc.	1,000	34,790
SEMCO Energy, Inc.*	600,000	4,872,000
Southwest Gas Corp.	30,000	892,800

		5,799,590

Independent Power Producers & Energy Traders (0.2%)
Mirant Corp.*	2,032	86,076
NRG Energy, Inc.*	26,000	1,187,160

		1,273,236

Multi-Utilities (3.6%)
Aquila, Inc.*	3,500,000	14,630,000
CH Energy Group, Inc.	28,000	1,308,720
Energy East Corp.	25,000	697,000
Integrys Energy Group, Inc.	4,000	215,240
NorthWestern Corp.	310,000	8,549,800
NSTAR	40,000	1,406,400
Suez S.A. (VVPR)*	60,000	869

		26,808,029

Total Utilities		42,704,217

Total Common Stocks (86.9%)
(Cost $589,724,470)		637,084,826

	Number of Warrants
WARRANTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Granite Broadcasting Corp.,
Series A, expiring 6/4/12*†	636	1,908

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

PORTFOLIO OF INVESTMENTS (Concluded)

October 31, 2007

	Number of Warrants	Value (Note 1)
Granite Broadcasting Corp.,
Series B, expiring 6/4/12*†	636	$1,272

Total Consumer Discretionary.		3,180

Utilities (0.0%)
Independent Power Producers & Energy Traders (0.0%)
Mirant Corp., Series A, expiring 1/3/11*	6,526	145,073

Total Warrants (0.0%)
(Cost $8,798)		148,253

	Principal Amount
SHORT-TERM INVESTMENT:
Time Deposit (16.2%)
JPMorgan Chase Nassau
4.28%, 11/1/07
(Amortized Cost $ 119,062,436)	$119,062,436	119,062,436

Total Investments (103.1%)
(Cost/Amortized Cost $708,795,704)		756,295,515
Other Assets Less Liabilities (-3.1%)		(22,645,207)

Net Assets (100%)		$733,650,308

*	Non-income producing.
†	Securities (totaling $4,746,022 or 0.65% of net assets) valued at fair value.

Glossary:

ADR — American Depositary Receipt

VVPR — Verlaagde Vooheffing Precompte Reduit

Investment security transactions for the year ended October 31, 2007 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,509,226,163
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,378,074,856

As of October 31, 2007, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,479,903
Aggregate gross unrealized depreciation	(25,328,434)

Net unrealized appreciation	$45,151,469

Federal income tax cost of investments	$711,144,046

For the year ended October 31, 2007, the Fund incurred approximately $905,355 as brokerage commissions with Gabelli & Co., an affiliated broker/dealer.

See Notes to Financial Statements.

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2007

ASSETS
Investments at value (Cost $708,795,704)	$756,295,515
Receivable for securities sold	4,986,738
Receivable for Fund shares sold	1,570,858
Dividends, interest and other receivables	825,998
Other assets	23,524

Total assets	763,702,633

LIABILITIES
Overdraft payable	2,850,288
Foreign overdraft payable	7,824,472
Payable for securities purchased	15,742,722
Payable for Fund shares redeemed	2,473,339
Investment management fees payable	550,962
Directors’ fees payable	127,721
Distribution fees payable	66,423
Administrative fees payable	34,434
Accrued expenses	381,964

Total liabilities	30,052,325

NET ASSETS	$733,650,308

Net assets were comprised of:
Paid in capital	$643,616,013
Accumulated undistributed net investment income	5
Accumulated undistributed net realized gain	42,599,591
Unrealized appreciation on investments and foreign currency translations	47,434,699

Net assets	$733,650,308

Class A
Net asset value and redemption price per share, $401,708,521 / 30,496,641 shares outstanding (200,000,000 shares authorized: $0.001 par value)	$13.17
Maximum sales charge (4.75% of offering price)	0.66

Maximum offering price to public	$13.83

Class B
Net asset value and offering price per share, $48,688,344 / 3,805,609 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$12.79

Class C
Net asset value and offering price per share, $176,766,086 / 13,813,377 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$12.80

Class Y
Net asset value, offering and redemption price per share, $106,487,357 / 7,898,590 shares outstanding (100,000,000 shares authorized: $0.001 par value)	$13.48

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2007

INVESTMENT INCOME
Dividends (net of $282,659 foreign withholding tax)	$13,144,304
Interest	3,978,537
Securities lending (net)	163,765

Total income	17,286,606

EXPENSES
Investment management fee	6,347,717
Transfer agent fees	1,139,400
Administrative fees	396,719
Directors’ fees	347,337
Printing and mailing expenses	195,189
Professional fees	115,205
Custodian fees	110,100
Distribution fees—Class A	1,757,920
Distribution fees—Class B	538,478
Distribution fees—Class C	1,735,824
Miscellaneous	330,278

Gross expenses	13,014,167
Less: Fees paid indirectly	(276,867)

Net expenses	12,737,300

NET INVESTMENT INCOME	4,549,306

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	45,953,451
Foreign currency transactions	(193,159)

Net realized gain	45,760,292

Change in unrealized appreciation (depreciation) on:
Securities	14,438,801
Foreign currency translations	(66,291)

Net change in unrealized appreciation	14,372,510

NET REALIZED AND UNREALIZED GAIN	60,132,802

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$64,682,108

See Notes to Financial Statements.

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2007	2006
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,549,306	$7,798,203
Net realized gain on investments and foreign currency transactions	45,760,292	28,596,090
Net change in unrealized appreciation on investments and foreign currency translations	14,372,510	24,348,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,682,108	60,742,384

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(6,290,690)	(1,732,031)
Class B	(809,289)	(168,837)
Class C	(2,262,759)	(349,323)
Class Y	(2,144,658)	(529,295)

	(11,507,396)	(2,779,486)

Distributions from net realized capital gains
Class A	(14,076,432)	(6,839,132)
Class B	(2,553,507)	(1,805,854)
Class C	(7,135,742)	(3,736,319)
Class Y	(3,838,632)	(1,355,074)

	(27,604,313)	(13,736,379)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(39,111,709)	(16,515,865)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 19,678,504 and 12,113,187 shares, respectively ]	250,333,094	146,581,965
Capital shares issued in reinvestment of dividends and distributions [ 1,301,410 and 571,490 shares, respectively ]	15,864,017	6,510,647
Capital shares repurchased [ (13,193,751) and (6,050,230) shares, respectively ]	(167,853,594)	(72,732,551)

Total Class A transactions	98,343,517	80,360,061

Class B
Capital shares sold [ 641,958 and 697,393 shares, respectively ]	7,982,413	8,241,306
Capital shares issued in reinvestment of dividends and distributions [ 221,343 and 151,444 shares, respectively ]	2,634,009	1,685,625
Capital shares repurchased [ (1,387,722) and (932,049) shares, respectively ]	(17,328,554)	(10,964,645)

Total Class B transactions	(6,712,132)	(1,037,714)

Class C
Capital shares sold [ 4,953,916 and 4,194,712 shares, respectively ]	61,141,307	49,492,957
Capital shares issued in reinvestment of dividends and distributions [ 467,185 and 240,008 shares, respectively ]	5,559,498	2,671,277
Capital shares repurchased [ (3,200,404) and (1,744,184) shares, respectively ]	(39,771,207)	(20,404,702)

Total Class C transactions	26,929,598	31,759,532

Class Y
Capital shares sold [ 4,300,345 and 3,723,906 shares, respectively ]	55,855,370	46,004,720
Capital shares issued in reinvestment of dividends and distributions [ 195,702 and 71,165 shares, respectively ]	2,432,581	825,509
Capital shares repurchased [ (2,873,240) and (676,091) shares, respectively ]	(37,424,869)	(8,307,849)

Total Class Y transactions	20,863,082	38,522,380

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	139,424,065	149,604,259

TOTAL INCREASE IN NET ASSETS	164,994,464	193,830,778
NET ASSETS:
Beginning of year	568,655,844	374,825,066

End of year (a)	$733,650,308	$568,655,844

(a) Includes accumulated undistributed net investment income of	$5	$7,750,332

See Notes to Financial Statements.

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$12.75		$11.62	$11.26	$11.05		$9.70	$10.10

Income (loss) from investment operations:
Net investment income (loss)	0.09		0.23	0.05	(0.03)		(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.18		1.43	0.70	0.24		1.56	(0.31)

Total from investment operations	1.27		1.66	0.75	0.21		1.50	(0.33)

Less distributions:
Dividends from net investment income	(0.26)		(0.11)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and distributions	(0.85)		(0.53)	(0.39)	—		(0.15)	(0.07)

Redemption fees	—	#	— #	— #	—	#	—	—

Net asset value, end of period	$13.17		$12.75	$11.62	$11.26		$11.05	$9.70

Total return (b)†	10.52%		14.73%	6.77%	1.90%		15.45%	(3.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$401,709		$289,464	$186,769	$120,465		$67,912	$31,022
Ratio of expenses to average net assets:
After waivers (a)	1.70%		1.66%	1.71%	1.74%		1.76%	1.83%
After waivers and fees paid indirectly (a)	1.66%		1.63%	1.66%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	1.70%		1.66%	1.71%	1.74%		1.76%	1.83%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.68%		1.84%	0.42%	(0.33)%		(0.57)%	(0.16)%
After waivers and fees paid indirectly (a)	0.72%		1.87%	0.47%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	0.68%		1.84%	0.42%	(0.33)%		(0.57)%	(0.16)%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	*	*	* *	* *

Class B	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$12.39		$11.31	$11.03	$10.87		$9.59	$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.15	(0.01)	(0.08)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		1.39	0.68	0.24		1.54	(0.32)

Total from investment operations	1.18		1.54	0.67	0.16		1.43	(0.39)

Less distributions:
Dividends from net investment income	(0.19)		(0.04)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and distributions	(0.78)		(0.46)	(0.39)	—		(0.15)	(0.07)

Redemption fees	—		— #	—	—	#	—	—

Net asset value, end of period	$12.79		$12.39	$11.31	$11.03		$10.87	$9.59

Total return (b)†	9.96%		14.02%	6.17%	1.47%		14.90%	(3.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,688		$53,665	$49,896	$45,335		$35,564	$23,554
Ratio of expenses to average net assets:
After waivers (a)	2.25	%(d)	2.21%	2.26%	2.29	%(d)	2.31%	2.38%
After waivers and fees paid indirectly (a)	2.21	%(d)	2.18%	2.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	2.25	%(d)	2.21%	2.26%	2.29	%(d)	2.31%	2.38%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.25%		1.27%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.71)%
After waivers and fees paid indirectly (a)	0.29%		1.30%	(0.08)%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	0.25%		1.27%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.71)%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$—	$—	*	*	* *	* *

See Notes to Financial Statements.

THE 787 FUND, INC.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

FINANCIAL HIGHLIGHTS — (Continued)

Class C	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$12.40		$11.31	$11.03	$10.87		$9.60	$10.05

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.15	(0.01)	(0.08)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15		1.40	0.68	0.24		1.53	(0.31)

Total from investment operations	1.18		1.55	0.67	0.16		1.42	(0.38)

Less distributions:
Dividends from net investment income	(0.19)		(0.04)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and distributions	(0.78)		(0.46)	(0.39)	—		(0.15)	(0.07)

Redemption Fees	—	#	— #	— #	—	#	—	—

Net asset value, end of period	$12.80		$12.40	$11.31	$11.03		$10.87	$9.60

Total return (b)†	9.96%		14.11%	6.17%	1.47%		14.78%	(3.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$176,766		$143,711	$100,671	$71,454		$42,882	$18,229
Ratio of expenses to average net assets:
After waivers (a)	2.25%		2.21%	2.26%	2.29	%(d)	2.31%	2.39%
After waivers and fees paid indirectly (a)	2.21%		2.18%	2.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	2.25%		2.21%	2.26%	2.29	%(d)	2.31%	2.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.16%		1.28%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.72)%
After waivers and fees paid indirectly (a)	0.20%		1.31%	(0.08)%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	0.16%		1.28%	(0.13)%	(0.88	)%(d)	(1.12)%	(0.72)%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$—		$—	$—	*	*	* *	* *

Class Y	Year Ended October 31,				Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2007(c)		2006(c)	2005(c)(d)			2003(c)	2002(c)
Net asset value, beginning of period	$13.04		$11.88	$11.45	$11.19		$9.77	$10.13

Income (loss) from investment operations:
Net investment income (loss)	0.16		0.29	0.11	0.01		(0.01)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.20		1.45	0.71	0.25		1.58	(0.32)

Total from investment operations	1.36		1.74	0.82	0.26		1.57	(0.29)

Less distributions:
Dividends from net investment income	(0.33)		(0.16)	—	—		—	—
Distributions from realized gains	(0.59)		(0.42)	(0.39)	—		(0.15)	(0.07)

Total dividends and distributions	(0.92)		(0.58)	(0.39)	—		(0.15)	(0.07)

Redemption Fees	—	#	— #	—	—	#	—	—

Net asset value, end of period	$13.48		$13.04	$11.88	$11.45		$11.19	$9.77

Total return (b)	11.01%		15.23%	7.28%	2.32%		16.06%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$106,487		$81,816	$37,489	$12,001		$4,885	$1,014
Ratio of expenses to average net assets:
After waivers (a)	1.25	%(d)	1.21%	1.26%	1.29	%(d)	1.31%	1.38%
After waivers and fees paid indirectly (a)	1.21%		1.18%	1.21%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	1.25	%(d)	1.21%	1.26%	1.29	%(d)	1.31%	1.38%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.15%		2.34%	0.87%	0.12	%(d)	(0.11)%	0.30%
After waivers and fees paid indirectly (a)	1.19%		2.38%	0.92%	N/A		N/A	N/A
Before waivers and fees paid indirectly (a)	1.15%		2.34%	0.87%	0.12	%(d)	(0.11)%	0.30%
Portfolio turnover rate (e)	216%		227%	183%	138%		233%	184%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$—	*	*	* *	* *

See Notes to Financial Statements.

THE 787 FUND, INC.

FINANCIAL HIGHLIGHTS — (Concluded)

**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income (loss) and capital changes per share are based on daily average shares outstanding.
(d)	Reflects overall fund ratios adjusted for class specific expenses.
(e)	Portfolio turnover rate for periods less than one year are not annualized.

See Notes to Financial Statements.

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2007

Note 1 Organization and Significant Accounting Policies

The 787 Fund, Inc. (“787” or “Corporation”) is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified and an open-end management investment company with one Fund (the “Fund”). The investment manager to the Fund is Enterprise Capital Management, Inc. (“Enterprise” or “Manager”). The day-to-day portfolio management of the Fund is provided by an investment sub-adviser (an “Adviser”) selected by the AXA Equitable Life Insurance Company (“AXA Equitable”).

Under 787’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to 787. In addition, in the normal course of business, 787 enters into contracts with vendors and others that provide for general indemnifications. 787’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against 787. However, based on experience, 787 and management expect that risk of loss to be remote.

During the reporting period, the Fund had four classes of shares outstanding: Class A, Class B, Class C and Class Y. Under 787’s multiple class distribution system, all classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan.

The investment objective of the Fund is as follows:

AXA Enterprise Mergers & Acquisitions Fund (advised by GAMCO Asset Management, Inc.) — Capital appreciation.

The following is a summary of the significant accounting policies of 787:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Board of Directors (“Directors”).

Pursuant to procedures approved by the Directors, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected, as by a method approved by the Directors, in 787’s calculation of net asset value for the Fund when 787’s manager deems that the particular event or circumstance would materially affect the Fund’s net asset value.

Distributions of capital gains, if any, from the Fund are made at least annually. Dividends from net investment income, if any, for the Fund are declared and paid at least annually. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on debt securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of 787 not attributable to a single Fund or class are charged to the Fund or class in proportion to the average net assets of the Fund or other appropriate allocation methods. Custodian fees for the Fund are shown gross of any expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Fund under certain directed brokerage arrangements. The Fund may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Fund. These amounts, if any, are reported in the Statements of Operations.

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of 787 are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities - at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses - at the date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Taxes:

787 intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of the Fund. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually for the Fund. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Fund to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. The tax composition of distributed and undistributed income and gains for the years ended October 31, 2007 and October 31, 2006, were as follows:

	Year Ended October 31, 2007				Year Ended October 31, 2006
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
AXA Enterprise Mergers and Acquisitions Fund	$31,220,079	$7,891,630	$26,492,645	$18,455,287	$13,579,921	$2,935,944	$27,464,458	$7,887,130

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at October 31, 2007, as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Loss	Paid in Capital
Enterprise Mergers and Acquisitions Fund	$(792,237)	$(1,895,783)	$2,688,020

Fees Paid Indirectly:

For the Fund, the Directors have approved the payment of certain 787 expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended October 31, 2007, the Fund reduced expenses under these arrangements as follows:

Fund:	Amount
AXA Enterprise Mergers and Acquisitions Fund	$276,867

Securities Lending:

For the Fund, the Directors have approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank N.A. (“JPMorgan”), acting as lending agent, to certain approved broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash equivalents held as collateral on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Fund securities

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

will be continuously secured by collateral in cash or high grade and liquid debt securities at least equal at all times to the market value of the security loaned. The securities loaned are marked to market on a daily basis to ensure the collateral is sufficient. JPMorgan will indemnify the Fund from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Fund and retains a portion of the interest earned. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income.

Illiquid Securities:

At times, the Fund may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Fund will be able to do so. In addition, the Fund may incur certain costs related to the disposition of such securities. Any securities that Enterprise has deemed to be illiquid have been denoted as such in the Portfolio of Investments.

Repurchase Agreements:

The Fund may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which the Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one business day) and price. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Fund’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Options Written:

The Fund may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. The Fund may purchase and sell exchange traded options on foreign currencies. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, the Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, the Fund, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. The Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

The Fund may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. The Fund will designate the segregation, either on its records or with 787’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Fund are agreements to buy or sell a financial instrument for a set price in the future. The Fund may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Fund’s securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund enters into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. The Fund had no futures contracts outstanding at October 31, 2007.

The Fund may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if it designates the segregation, either on its records or with 787’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Fund’s other assets. Where such purchases or sales are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

The Fund may purchase foreign currency on a spot (or cash) basis. In addition, the Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Fund is subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with 787’s custodian, of cash or other liquid obligations. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by 787’s Board of Directors. Swaps agreements are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. The Fund had no swap contracts outstanding at October 31, 2007.

Special Valuation/Concentration Risks:

Foreign denominated assets, if any, held by the Fund, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

The Fund may invest a high percentage of its assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 2 Management of 787

The Fund is charged investment management fees by the Manager for furnishing advisory and administrative services. The management fees are equal to the following annual percentages of average daily net assets for the Fund:

Fund	Management Fees
	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Enterprise Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Note 3 Administrative Fees

Pursuant to a Mutual Fund Service Agreement, AXA Equitable provides 787 with certain fund accounting and compliance services. For these services, 787 pays AXA Equitable a fee at an annual rate of 0.055% of 787’s total average daily net assets.

Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investors Services Co. (“Sub-administrator”) provides the Corporation with certain administrative services, including monitoring of fund compliance and fund accounting services.

Note 4 Custodian Fees

JPMorgan Chase Bank, N.A. (“JPMorgan”), an affiliate of JP Morgan Worldwide Securities Services, serves as custodian of the Fund’s portfolio securities and other assets under a Custody Agreement. The Custody Agreement provides for fees based on the amount of transactions and the asset holdings of the Fund. Under the terms of the Custody Agreement between 787 and JPMorgan, JPMorgan maintains cash, securities and other assets of the Fund. JPMorgan is also required, upon the order of the Corporation, to deliver securities held by JPMorgan, and make payments for securities purchased by the Corporation. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5 Transfer Agent Fees

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the Corporation. BFDS provides shareholder services for the Corporation. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the Fund to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.

Note 6 Distribution Plan

Enterprise Fund Distributors, Inc., (the “Distributor”) a direct wholly-owned subsidiary of Enterprise, serves as the principal underwriter for shares of 787. 787 has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Distributor’s Agreement and Plan of Distribution (the “Plan”). The Plan provides that the Fund pays an annual distribution fee, accrued daily and payable monthly, of 0.45% of its average daily net assets for Class A shares and 1.00% for Class B shares and Class C shares. Class Y shares are not included in the Plan and the Fund pays no distribution fees with respect to those shares.

The Distributor uses its distribution fee from 787 to pay expenses on behalf of 787 related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with the Distributor. For the year ended October 31, 2007, the Fund was advised that the Distributor incurred approximate distribution fees of $47,248 payable to AXA Advisors LLC.

For the year ended October 31, 2007, the Fund was advised that portions of 787 sales charges paid to AXA Advisors LLC, a wholly-owned subsidiary of AXA Financial, Inc. and affiliate of AXA Equitable and Enterprise, were $34,533.

The Distributor received sales charges on the Fund’s Class A shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Fund’s Class B and Class C shares. The Distributor has advised the Fund that for the year ended October 31, 2007, the proceeds retained from sales and redemptions are as follows:

	Class A		Class B	Class C
	Front end Sales charge	Contingent deferred Sales charge	Contingent deferred Sales charge	Contingent deferred Sales charge
AXA Enterprise Mergers and Acquisitions Fund	$1,696	$2,446	$178,004	$62,729

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Continued)

October 31, 2007

Sales loads and contingent deferred sales charges imposed on purchases and redemption of Fund shares are retained by the Corporation’s Distributors and do not represent expenses of the Fund.

Note 7 Redemption Fees

787 charges a 2% redemption fee on exchanges or redemptions done within one month of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the year ended October 31, 2007, redemption fees charged and collected by the Fund were as follows:

	Class A	Class B	Class C	Class Y
AXA Enterprise Mergers and Acquisitions Fund	$32,905	$—	$2,553	$204

Note 8 Expense Limitation

Pursuant to a contract, Enterprise agreed to make payments or waive its fees to limit the expenses of the Fund through February 28, 2008 (“Expense Limitation Agreement”). Enterprise may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense ratio cap. If the actual expense ratio is less than the expense cap and Enterprise has recouped any eligible previous payments and waivers made, the Fund will be charged such lower expenses. The expenses for the Fund are currently limited to the following based on annual average daily net assets:

	Class A	Class B	Class C	Class Y
AXA Enterprise Mergers and Acquisitions Fund	1.90%	2.45%	2.45%	1.45%

During the year ended October 31, 2007, the Manager did not receive reimbursement for the Fund. At October 31, 2007, under the Expense Limitation Agreement, the Manager was not entitled to any recoverable amount from the Fund.

Note 9 Character Adjustment

Subsequent to the close of the fiscal year ended October 31, 2006, the AXA Enterprise Mergers and Acquisitions Fund became aware of a change in the character of a distribution made by one of the Fund’s portfolio securities in the prior fiscal year. The components of net assets on the Statement of Assets and Liabilities reflect the following reclassification related to this distribution:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Unrealized Appreciation
AXA Enterprise Mergers and Acquisitions Fund	$(3,000,000)	$313,435	$2,686,565

These adjustments had no impact on the net assets of the Fund.

Note 10 Substitution and Reorganization Transaction

On September 20, 2007, the net assets of the AXA Enterprise Mergers and Acquisitions Fund of the Enterprise Group of Funds, Inc., an affiliate of the corporation, merged into the AXA Enterprise Mergers

THE 787 FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (Concluded)

October 31, 2007

and Acquisitions Fund, a shell fund with no prior operations. The information for the period November 1, 2006 through September 20, 2007 and for prior periods is that of the predecessor AXA Enterprise Mergers and Acquisitions Fund.

Note 11 New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”(the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for financial statements in the first fiscal period beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. 787 has recently begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. 787 is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Note 12 Subsequent Events

Enterprise and AXA Financial, Inc., its parent company have entered into an agreement with Gabelli Funds, LLC (“Gabelli Funds”), a registered investment adviser, under which Gabelli Funds would acquire assets associated with Enterprise’s business as investment adviser and administrative services agent of 787. The agreement contemplates that Gabelli Funds would become the primary investment adviser for the Fund and that Enterprise would no longer serve as the Fund’s investment adviser and administrative services agent after the Transaction. Gabelli Funds is an affiliate of GAMCO Asset Management, Inc. (“GAMCO”), which currently serves as the investment subadviser for the Fund. To enhance operational efficiencies following the approval of Gabelli Funds as the Fund’s investment adviser, the agreement also contemplates that a new Board of Directors of the Fund would be elected, which would consist primarily of individuals who currently serve as directors of other registered investment companies that are advised by Gabelli Funds or its affiliates, and that the current members of the Board would no longer serve as directors following shareholder approval of Gabelli Funds as the Fund’s investment adviser, the election and qualification of the new Board and the successful consumation of the Transaction.

In July 2007, the Board unanimously approved a new Investment Advisory Agreement (“New Agreement”) with Gabelli Funds and the nomination of six new Directors for the Fund. The appointment of Gabelli Funds and the election of a new Board must be approved by shareholders of the Fund. If approved, the existing Investment Advisory Agreement between the Fund and Enterprise and the existing Investment Sub-Advisory Agreement between Enterprise and GAMCO will be terminated.

A shareholder meeting will be called for shareholders to vote on the New Agreement and the six new Directors.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The 787 Fund, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AXA Enterprise Mergers and Acquisitions Fund (a fund constituting The 787 Fund, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 14, 2007

APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY

AGREEMENTS DURING THE PERIOD ENDED OCTOBER 31, 2007 (UNAUDITED)

At a meeting on April 24, 2007, the Board of Directors (the “Board”) of The 787 Fund, Inc. (the “Corporation”), including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Corporation (the “Independent Directors”), unanimously approved the Investment Adviser’s Agreement with Enterprise Capital Management, Inc. (the “Manager”) (the “ECM Management Agreement”) with respect to the AXA Enterprise Mergers and Acquisitions Fund (the “Fund”) and the Investment Advisory Agreement (the “Subadvisory Agreement”) between the Manager and GAMCO Investors, Inc. (the “Subadviser”) with respect to the Fund.

In approving the ECM Management Agreement and the Subadvisory Agreement (collectively, the “Agreements”), the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including, as applicable: (1) the nature, quality and extent of the services to be provided to the Fund by the Manager, the Subadviser and their respective affiliates; (2) the performance of comparable accounts managed by the Manager and/or the Subadviser as compared to a peer group and, as applicable, an appropriate benchmark; (3) the proposed level of the Fund’s management and subadvisory fees; (4) the estimated costs of the services provided and profits to be realized by the Manager and its affiliates from their relationship with the Fund; (5) the anticipated effect of growth and size on the Fund’s performance and expenses; (6) the Manager’s and the Subadviser’s investment process, personnel and operations; (7) the Manager’s and the Subadviser’s financial condition; (8) the adequacy of the Manager’s and the Subadviser’s compliance programs and records; (9) the “fall out” benefits to be realized by the Manager, the Subadviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the Subadviser and their respective affiliates from their relationship with the Fund); and (10) possible conflicts of interest. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.

In connection with its deliberations, the Board, among other things, received information, in advance of the meeting at which the renewals were made, from the Manager and the Subadviser regarding the factors set forth above and met with representatives of the Manager to discuss the Agreements. The Board received, and primarily considered, the most current information available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding comparable funds managed by the Manager and advised by the Subadviser provided to them on a periodic basis throughout the year. The Independent Directors were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature, extent and quality of the services to be provided by the Manager and the Subadviser to the Fund, considered the Manager’s and the Subadviser’s experience in serving as an investment adviser for funds similar to the Fund. The Board noted the responsibilities of the Manager to the Corporation and the Fund. In particular, the Board considered that the Manager would be responsible for the search, selection and monitoring of the Subadviser, oversight of compliance with Fund policies and objectives, as well as oversight of compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Fund.

The Board also noted the responsibilities of the Subadviser to the Fund. In particular, the Board considered that the Subadviser would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers, and performing related administrative functions. In addition, the Board reviewed information regarding the Sub-adviser’s investment process and the background of the portfolio manager of the Subadviser who would provide services to the Fund. The Board also reviewed information regarding the adequacy of the Manager’s and the Subadviser’s compliance programs and their results. Further, the Board reviewed financial information regarding the Manager and the Subadviser.

The Board also considered information regarding the short-, intermediate- and long-term performance of comparable accounts managed by the Manager and/or the Subadviser relative to their primary benchmark and peer group, as applicable. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board reviewed the proposed fees to be paid under each Agreement. The Board examined the proposed management fees to be paid by the Fund in light of fees charged by the Manager to similar funds it manages and similar retail funds that are advised by other investment advisers. The Board also reviewed and considered that the Fund’s proposed management fee structure has breakpoints that provide a reduction of the applicable management fee rate as assets increase. The Board further considered the quality and level of services to be provided and the Manager’s responsibilities to the Fund. The Board noted that the fee structure is identical to a substantially identical fund managed by the Manager and advised by the Subadviser. The Board also took into account the Manager’s representation that it expected that the management fee for the Fund would be slightly below the median management fee of its Lipper peer group and that its total expense ratio for Class B shares would be lower than the median total expense ratio of its peer group. The Board further considered that the Manager had undertaken contractual expense limitations with respect to the Fund, which are subject to renewal by the Board and the Manager on an annual basis. In addition, the Board considered the Manager’s estimated costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board determined that the Manager’s management fee and profitability and the Fund’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Fund than the Subadviser’s costs and profitability. The Board also examined the proposed advisory fees to be paid with respect to the Fund in light of the fees paid by similar funds advised by the Subadviser.

As part of its evaluation of the Manager’s and the Subadviser’s compensation, the Board considered other benefits that may be realized by the Manager, the Subadviser and their respective affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate of the Manager, would serve as the administrator for the Fund, and would receive compensation for acting in this capacity. In addition, the Board recognized that one of the Manager’s affiliates, Enterprise Fund Distributors, Inc. (“EFD”), would serve as the underwriter for the Fund, and as such, would receive Rule 12b-1 payments from the Fund with respect to its Class A, Class B and Class C shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale. Further, the Board recognized that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Fund in connection with the purchase and sale of fund securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution.

With respect to the Subadviser, the Board noted that the Subadviser, through its relationship as a sub-adviser to the Fund, may engage in soft dollar transactions. The Board received information regarding the Subadviser’s procedures for executing portfolio transactions for the Fund and the Subadviser’s policies and procedures for the selection of brokers and dealers and for obtaining research from those brokers and dealers. In addition, the Board recognized that the Subadviser may be affiliated with registered broker-dealers, which may from time to time receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Subadviser may sell, and earn sales commissions from sales of, shares of the Fund.

The Board also considered conflicts of interest that may arise between the Fund, the Manager and the Subadviser in connection with the services that each would provide to the Fund and the various relationships that they and their affiliates may have with the Fund. For example, actual or potential conflicts of interest may arise as a result of the Subadviser having responsibility for multiple accounts (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the Subadviser has a greater financial incentive, such as a performance fee account. In this connection, the Board also took into consideration the manner in which such conflicts would be addressed by the Manager and the Subadviser.

Based on these considerations, the Board was satisfied that: (1) the Fund was reasonably likely to benefit from the nature, extent and quality of the Manager’s and the Subadviser’s services; (2) the performance of comparable accounts managed by the Manager and Subadviser has been reasonable in relation to the performance of their benchmark and peer group, as applicable; and (3) the Manager and the Subadviser’s proposed compensation, including any direct and indirect benefits expected to be derived by them and their respective affiliates, is fair and reasonable. Based on the foregoing and the more detailed information provided to the Board in connection with the meeting, the Board, including the Independent Directors, approved each Agreement.

*    *    *    *    *

At a meeting on July 31, 2007, the Board, including the Independent Directors, unanimously approved an Investment Advisory Agreement with Gabelli Funds, LLC (“Gabelli”) (the “Gabelli Advisory Agreement”), which is an affiliate of GAMCO Investors, Inc., the current subadviser for the Fund, under which Gabelli would become the sole investment adviser for the Fund. The Manager and Gabelli proposed that the Board consider the Gabelli Advisory Agreement in connection with a proposed transfer of advisory responsibilities from the Manager to Gabelli pursuant to an adoption agreement between the Manager and Gabelli. The Gabelli Advisory Agreement is subject to shareholder approval in accordance with the 1940 Act. It is expected that a meeting of shareholders of the Fund will be held in the first quarter of 2008 to consider the Gabelli Advisory Agreement.

In connection with its deliberations, the Board, among other things, received information from the Manager and Gabelli regarding the factors set forth below and met with senior representatives of the Manager and Gabelli to discuss the Gabelli Advisory Agreement. The Independent Directors were assisted by independent counsel during their deliberations and also met in executive session to discuss the Gabelli Advisory Agreement.

In connection with this meeting, the Directors requested, and the Manager and Gabelli provided in advance of the meeting, detailed information about Gabelli and the proposed Gabelli Advisory Agreement, including information regarding: (1) the nature, quality and extent of the services to be provided to the Fund by Gabelli and its affiliates; (2) the reputation, financial strength and capabilities of Gabelli and its affiliates; (3) Gabelli’s experience with and capabilities managing mutual funds, including funds similar to the Fund; (4) the level of the proposed investment advisory fees to be paid by the Fund to Gabelli and the impact of such fees on the total expense ratio of each class of shares of the Fund following approval of the Gabelli Advisory Agreement; (5) the anticipated effect of growth and size on the Fund’s expenses and performance; (6) the costs of the services to be provided and estimated profits to be realized by Gabelli and its affiliates from their relationship with the Fund; (7) Gabelli’s investment process and operations; (8) the qualifications and experience of the Gabelli investment personnel that would manage the Fund; (9) the historical investment performance records of similar funds advised by Gabelli and its affiliates; (10) the terms of the proposed Gabelli Advisory Agreement; (11) the adequacy of Gabelli’s compliance program and record; (12) the “fall out” benefits to be realized by Gabelli and its affiliates (i.e., any direct or indirect benefits to be derived by Gabelli and its affiliates from their relationship with the Fund); and (13) possible conflicts of interest. The Directors also requested and considered information regarding other potential changes impacting the Fund in connection with the appointment of Gabelli as the Fund’s investment adviser, including information regarding (1) any proposed changes to the investment objectives, policies and restrictions of the Fund; (2) any proposed changes to the Fund’s other service providers; (3) any fees, expenses or brokerage commissions that may be incurred; (4) any proposed changes to the distribution and shareholder servicing arrangements (including Rule 12b-1 fees) or the sales charge structure of the Fund share classes; and (5) the potential benefits to the Manager and Gabelli of the adoption agreement between the parties. In considering the Gabelli Advisory Agreement, the Board did not identify any single factor or information as all-important or controlling.

The Board, in examining the nature and quality of the services to be provided to the Fund by Gabelli, considered Gabelli’s experience in serving as an investment adviser or sub-adviser for other accounts comparable to the Fund. The Board noted the responsibilities that Gabelli would have as investment adviser for the Fund. In particular, the Board considered that Gabelli would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments with brokers or dealers for the Fund and providing (or arranging for) administrative services for the Fund. In addition, the Board reviewed requested information regarding Gabelli’s investment process and the background of the portfolio manager who would provide services to the Fund. The Board noted that the same portfolio manager, Mr. Mario Gabelli, who manages the day-to-day operations of Gabelli’s comparable funds would manage the Fund. The Board also reviewed information regarding the adequacy of Gabelli’s compliance program and its results. Further, the Board reviewed financial information regarding Gabelli.

The Board also considered the short-, intermediate- and long-term performance of accounts comparable to the Fund for which Gabelli and its affiliates serve as investment adviser or sub-adviser relative to the primary benchmark and peer group. The Board generally considered long-term performance to be more important in its evaluation than short-term performance.

The Board reviewed the proposed investment advisory fees to be payable under the Gabelli Advisory Agreement. The Board examined the proposed fees to be paid by the Fund in light of fees charged by Gabelli to similar funds. In evaluating the investment advisory fee schedule, the Board considered the quality and level of services provided and Gabelli’s responsibilities to the Fund. The Board also considered that the proposed advisory fee schedule to be paid to Gabelli by the Fund, which provides for both advisory and administrative services, was no higher than the combined advisory fee schedule and accounting and compliance services fee schedule paid by the Fund to the Manager and AXA Equitable under the Fund’s current contractual arrangements. The Board further considered that Gabelli has undertaken contractual expense limitations with respect to the Fund for a period of two years to ensure that the maximum net annual operating expense ratio of each class of shares of the Fund will be no higher after approval of the New Advisory Agreement than the maximum current net annual operating expense ratio of each such class of shares. The Board also considered that the expense limitation is subject to renewal by the Board and Gabelli on an annual basis after its initial term. The Board considered Gabelli’s estimated costs and profitability in providing services to the Fund, including the costs associated with the research and investment processes, personnel, systems and equipment necessary to perform its functions.

As part of its evaluation of Gabelli’s compensation, the Board considered other benefits that Gabelli and its affiliates may realize from their relationship with the Fund. The Board noted, among other things, that Gabelli also will serve as the administrator for the Fund and that the proposed investment advisory fee also would compensate Gabelli for providing certain administrative services. The Board also recognized that Gabelli & Company, Inc., a registered broker-dealer, is an affiliate of Gabelli Funds and may receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with best execution. The Board further noted that Gabelli may engage in soft dollar transactions. In this regard, the Board received information regarding Gabelli’s procedures for executing portfolio transactions for the Fund and its policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers.

The Board also considered conflicts of interest that may arise between the Fund and Gabelli in connection with the services provided to the Fund and the various relationships that Gabelli and its affiliates may have with the Fund. For example, actual or potential conflicts of interest may arise as a result of Gabelli having responsibility for multiple accounts (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where Gabelli has a greater financial incentive, such as a performance fee account. In this connection, the Board also considered the manner in which Gabelli’s compliance program addresses such conflicts.

The Board also considered the terms of the adoption agreement under which advisory responsibilities would be transferred by the Manager to Gabelli and their possible effects on the Fund and its shareholders. Representatives of the Manager and Gabelli discussed such effects with the Directors and indicated their belief that the operations of the Fund and the capabilities of Gabelli to provide advisory and other services to the Fund would not be adversely affected.

In reaching the decision to recommend approval of the Gabelli Advisory Agreement, the Board, including the Independent Directors, concluded that the terms of the Gabelli Advisory Agreement are reasonable, fair and in the best interests of the Fund. The Board’s conclusion was based on a number of factors, including the following:

•

The nature of Gabelli’s investment advisory and other services proposed to be provided to the Fund, and the Board’s conclusion that the intended scope of services was satisfactory and comparable to those currently provided by Enterprise;

•

Mr. Mario Gabelli’s role as the Fund’s portfolio manager with day-to-day responsibility for the management of the Fund’s assets following the transfer of advisory responsibilities to Gabelli, and the Board’s conclusion that there was the potential that Fund shareholders would benefit from Mr. Gabelli’s management of the Fund;

•

The proposed fee schedule to be paid to Gabelli for advisory and administrative services is no higher than the aggregate fee schedules paid by the Fund to the Manager and AXA Equitable for advisory and administrative services under the Fund’s current contractual arrangements, and the Board’s conclusion that such fees were fair and reasonable in light of the services to be provided;

•

Gabelli’s agreement to maintain for a period of two years after the transfer of advisory responsibilities to Gabelli the expense limitation arrangements currently in effect for the Fund, and the Board’s conclusion that the continuation of such arrangements would be beneficial to shareholders;

•

The current and historic assets levels of the Fund, and the Board’s conclusion that the proposed fees to be paid under the Gabelli Advisory Agreement include appropriate breakpoints that reduce the level of the fee as the assets of the Fund increase;

•

The reputation, financial strength and resources of Gabelli and its affiliates and the qualifications and experience of the investment advisory personnel at Gabelli, and the Board’s conclusion that Gabelli had demonstrated a commitment to the success of its mutual funds, and that personnel resources were adequate based on Gabelli’s management model;

•

Gabelli’s description of its administration capabilities and its intention to continue to use the distribution services provided by EFD, and the Board’s conclusion that these arrangements have the potential to benefit shareholders;

•

The Manager’s and Gabelli’s intention to bear all costs and expenses associated with obtaining shareholder approval of the Gabelli Advisory Agreement, and the Board’s conclusion that it was appropriate for the Manager and Gabelli to bear these costs as opposed to such costs being borne by shareholders;

•

Gabelli’s statement that it is expected that the Fund’s investment objectives, policies and restrictions would remain the same after the transfer of advisory responsibilities to Gabelli, and the Board’s conclusion that this would enable shareholders to continue their investment in the Fund with increased potential for asset growth and the benefits of that growth leading to economies of scale and greater portfolio diversification;

•

The share class structure of the Fund is currently expected to remain the same after the transfer of advisory responsibilities to Gabelli, except that the Fund’s Class B shares will no longer be offered for sale;

•	There would be no adverse tax consequences to shareholders of the Fund as a result of the transfer of advisory responsibilities to Gabelli; and

•

The description of the terms and conditions of the adoption agreement between the Manager and Gabelli Funds, and the Board’s conclusion that the terms of the agreement did not involve overreaching by either entity.

Based on the foregoing, the Directors, including the Independent Directors, unanimously voted to approve and to recommend to the shareholders of the Fund that they approve the Gabelli Advisory Agreement.

Federal Income Tax Information (Unaudited)

For the year ended October 31, 2007, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return and Treasury income were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain	Treasury Income
Fund:
AXA Enterprise Mergers and Acquisitions Fund	19.06%	$—	$—	$7,891,630	18.62%

For the year ended October 31, 2007, the Fund below did not designate any amount of its 2007 ordinary income distributions (located in Box 1 of Form 1099-DIV) as qualifying dividend income (“QDI”).

MANAGEMENT OF THE CORPORATION (UNAUDITED)

The Board of Directors has the responsibility for the overall management of the Corporation and the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Delaware law and the stated policies of the Fund. The Board elects the officers of the Corporation who are responsible for administering the Corporation’s day-to-day operations. The Directors and officers of the Corporation, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Directors and Officers

Name, Address and Year of Birth	Position(s) Held	Year of Election	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Director†	Other Directorships
Non-Interested Parties:

Lawrence S. Kash Greenwich, CT 1941	Director	2005	From January 1998 to December 2005, Corporate Liason to all Mutual Fund Boards of The Dreyfus Corporation; from August 1994 to December 1997, The Dreyfus Corporation; from May 1993 to January 1999, President and Director of The Boston Company	2	None

William A. Mitchell, Jr., Atlanta, GA 1940	Director and Chairman	1987	Chairman Emeritus, Carter & Associates (real estate development)	2	None

Lonnie H. Pope, Macon, GA 1934	Director	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	2	None

Interested Parties:

Steven M. Joenk New York, NY 1958	President and Chief Executive Officer, Director	2004	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, chairman and president of ECM, co-chairman of EFD and a director of MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisors, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	111	None

†	The registered investment companies in the fund complex include AXA Enterprise Funds Trust, AXA Premier VIP Trust, the Enterprise Group of Funds, Inc., EQ Advisors Trust and the Corporation.

Name, Address and Year of Birth	Position(s) Held	Year of Election	Principal Occupation(s) During Past 5 Years
Interested Parties: (Continued)

Patricia Louie, Esq. New York, NY 1955	Vice President and Secretary	2004	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and counsel of AXA Financial and AXA Equitable.

Joseph J. Paolo, New York, NY 1970	Chief Compliance Officer	2004	From March 2004 to present, Vice President of AXA Financial and AXA Equitable and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Assistant Vice President and Compliance Director of AXA Financial and AXA Equitable.

Brian E. Walsh, New York, NY 1968	Chief Financial Officer and Treasurer	June 2007	From September 2004 to May 2007, Vice President and Controller of the Corporation; from February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.

James D. Kelly, New York, NY 1968	Controller	June 2007	From March 2006 to present, Assistant Vice President of AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.

Alwi Chan, New York, NY 1974	Vice President	June 2007	From March 2007 to present, Vice President of AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President of AXA Financial and AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable; from June 1999 to November 2002, Senior Financial Analyst of AXA Equitable.

Patricia A. Cox, New York, NY 1958	Vice President and Anti- Money Laundering Compliance Officer	2005	From September 2001 to present, Senior Vice President of Operations for Enterprise Funds Distributors, Inc.

William T. MacGregor, Esq. New York, NY 1975	Vice President and Assistant Secretary	2006	From May 2007 to present, Assistant Vice President and Counsel and from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.

Armando Capasso, Esq. New York, NY 1974	Vice President and Assistant Secretary	December 2007	From September 2007 to present, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.

David Shagawat New York, NY 1974	Assistant Anti-Money Laundering Compliance Officer	September 2005	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP.

ECM—Enterprise Capital Management, Inc.

EFD—Enterprise Fund Distributors, Inc.

The 787 Fund, Inc. Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-800-432-4320 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available (i) on the Fund’s website at www.axaenterprise.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS INFORMATION (UNAUDITED)

The Fund file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lawrence S. Kash serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Kash is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2007: $17,321 and fiscal year 2006: $0

(b)	Audit-Related Fees for fiscal year 2007: $1,691 and fiscal year 2006: $0

(c)	Tax Fees for fiscal year 2007: $6,998 and fiscal year 2006: $0

Tax fees include amounts related to tax compliance, tax reporting and tax planning.

(d)	All Other Fees for fiscal year 2007: $0 and fiscal year 2006: $0

(e)(1)

The registrant’s audit committee has adopted policies and procedures with regard to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2007: $208,131

For fiscal year 2006: $0

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The 787 Fund, Inc.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
December 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
December 31, 2007

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
December 31, 2007